                                                                    Exhibit 99.1


(VERILINK LOGO)


                                                           FOR IMMEDIATE RELEASE


                                                                    Gary W. Gray
                                                            Verilink Corporation
                                                                    510.771.3354
                                                          gary.gray@verilink.com


              VERILINK REPORTS THIRD QUARTER 2005 FINANCIAL RESULTS

                COMPANY REPORTS Q3 2005 REVENUES OF $13.8 MILLION

CENTENNIAL, CO -- APRIL 27, 2005 -- Verilink Corporation (Nasdaq: VRLK), a leading provider of broadband access solutions, today reported its financial results for the third quarter ended April 1, 2005.

Net sales were $13.8 million, an increase of 4% over the previous quarter and 1% over the year ago Q3 fiscal 2004. Net loss computed in accordance with generally accepted accounting principles (GAAP) for the third quarter of fiscal 2005 was $2.6 million, or $(0.11) per share, compared to a net loss of $2.2 million or $(0.09) per share for the previous quarter and net loss of $1.4 million, or $(0.09) per share in the third quarter of fiscal 2004.

Third quarter GAAP results included acquisition-related and other items totaling $282,000, which includes intangible assets amortization of $645,000, credit to restructuring charges of $(42,000), compensation expense of $207,000 related to restricted stock awards, and change in valuation of warrants liability issued in connection with the March 2005 senior convertible notes of $(528,000). Excluding the effects of these items, non-GAAP loss was $2.3 million or $(0.10) per share, compared to a non-GAAP loss for the previous quarter of $1.1 million or $(0.05) per share. For the previous quarter, the net adjustments to reconcile to the GAAP loss were intangible assets amortization of $684,000, restructuring charges of $291,000, and compensation expense of $36,000 related to restricted stock awards. Third quarter fiscal 2004 non-GAAP loss was $1.1 million or $(0.07) per share. For the year-ago quarter, the net adjustment to reconcile to GAAP net loss was intangible assets amortization, which totaled $265,000 (see "Use of Non-GAAP Financial Measures" below).

"We are pleased with our progress on the execution of our strategy to become the access partner of choice for tomorrow's converged voice and data networks, and to have reduced our dependency on legacy Nortel business," said Leigh S. Belden, President and CEO of Verilink. "Excluding the $3.5M in Nortel revenues in Q3 of FY04, sales grew 34% from the year ago quarter. New customers totaled more than 30, and our International business grew by more than 26% from the previous quarter."

VERILINK THIRD QUARTER 2005 SUMMARY:

     o Reported revenues of $13.8 million for Q3 fiscal 2005, a 4% increase over the prior quarter

     o Raised $10 million in financing through a private placement of senior convertible notes

     o    Retired the $3.5 million line of credit with RBC Centura Bank

     o Increased Professional Services revenues on a sequential quarter basis, and, won new business with a major RBOC customer


                                    - more -


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                           Verilink Reports Third Quarter 2005 Financial Results
                                                                          Page 2

     o Introduced the VPS Professional Services Program, targeting new carriers to help them accelerate the deployment of next - generation, VoIP based Services

     o Launched our Telephony Partner Program to further develop the distribution sales channel for Verilink products on a world wide basis; signed up and trained 11 distributors during the quarter

     o Completed interoperability tests with seven partners, announced results with Sylantro Systems and Acme Packet

     o    Completed 10 customer trials for next generation access solutions

CONFERENCE CALL INFORMATION

A live webcast of the conference call discussing Verilink's third quarter 2005 financial results is scheduled for April 27, 2005 at 3:00 p.m. MST/5:00 p.m. EST and can be accessed as follows:

Live Webcast:http://phx.corporate-ir.net/phoenix.zhtml?p=irol-
ventDetails&c=96086&eventID=1053232

A replay of the conference call will be available and can be accessed via the "Investor" section of the Company's website at www.verilink.com.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP income excludes intangible amortization, other acquisition-related expenses, impairment charge, restructuring charges, change in valuation of warrants liability and other items and is not a measure of financial performance under GAAP and should not be considered a substitute for or superior to GAAP net income. Verilink's management uses non-GAAP income as a financial measure to evaluate performance. Management believes this measure presents the Company's results on a more comparable operational basis by excluding non-cash amortization expenses, non-operational expenses associated with mergers and acquisitions, and significant and unusual non-recurring items. Other companies may calculate non-GAAP income in a different manner, so this measure may not be comparable to similar measures presented by other companies. A reconciliation of Verilink's GAAP net income (loss) to non-GAAP income (loss) is set forth below.

ABOUT VERILINK CORPORATION

Verilink Corporation (Nasdaq: VRLK) is a leading provider of next-generation broadband access solutions for today's and tomorrow's networks. The company develops, manufactures and markets a broad suite of products that enable carriers (ILECs, CLECs, IXCs, and IOCs) and enterprises to build converged access networks to cost-effectively deliver next-generation communications services to their end customers. The company's products include a complete line of VoIP, VoATM, VoDSL and TDM-based integrated access devices (IADs), optical access products, wire-speed routers, and bandwidth aggregation solutions including CSU/DSUs, multiplexers and DACS. The company also provides turnkey professional services to help carriers plan, manage and accelerate the deployment of new services. Verilink is headquartered in Centennial, CO (metro Denver area) with operations in Madison, AL and Newark, CA and sales offices in the U.S., Europe and Asia. To learn more about Verilink, visit the company's website at http://www.verilink.com.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

Except for the historical information contained herein, the matters set forth in this press release, including statements as to the pursuit of market opportunities, development and expansion of distribution and channel partnering relationships, continuation of certifications in the VoIP access space, expansion of international distribution and customer base, improvement and fluctuations in gross margins, anticipated decline in inventories, continued growth as a result of greater liquidity and working capital from issuance of senior convertible notes, ability to repay interest and note principal in cash, implementation of operating expense controls, expected benefits of acquisitions, future product offerings, expected synergies, cost savings, and margins, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the ability to successfully integrate acquisitions and achieve expected synergies; the ability to develop and market successfully and in a timely manner new products and to predict market demand for particular products; the impact of competitive products and pricing and of alternative technological advances; the ability to increase sales of acquired product lines; the impact of cost-saving activities; the sufficiency of cash flow to fund operations; risks associated with the Company's low level of liquidity and "going concern" paragraph in the report of independent registered public accounting firm for the audited fiscal 2004 financial statements; possible negative effects on our customer base, employees and our ability to obtain additional financing; fluctuations in operating results and general industry and economic conditions; costs associated with internal controls; the impact of price and product competition; the impact of customer concentration and the financial strength of customers; and changes in demand for the Company's products. A discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are included in Verilink's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date hereof. Verilink disclaims any intention or obligation to update or revise any forward-looking statements.


                                       ###


 Verilink, the Verilink logo are registered trademarks of Verilink Corporation. All other trademarks or registered trademarks are the property of the respective owners.

                           Verilink Reports Third Quarter 2005 Financial Results
                                                                          Page 3


                              VERILINK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited, in thousands, except per share amounts)

                                                                   Three Months Ended              Nine Months Ended
                                                               --------------------------       -------------------------
                                                                April 1,        April 2,         April 1,        April 2,
                                                                  2005            2004             2005            2004
                                                               ----------      ----------       ----------      ----------
Net sales............................................          $   13,831      $   13,646       $   39,381      $   32,330
Cost of sales(1).....................................               9,850           8,439           26,863          17,798
                                                               ----------      ----------       ----------      ----------
   Gross profit......................................               3,981           5,207           12,518          14,532
Operating expenses:
   Research and development(2).......................               1,796           2,149            5,792           4,981
   Selling, general and administrative(3) ...........               4,592           3,852           13,920           8,340
   Amortization of acquired intangible assets........                 645             265            1,901             713
   Impairment charge related to goodwill.............                  --              --           19,984              --
   Restructuring charges.............................                 (42)            400              692             400
                                                               ----------      ----------       ----------      ----------
Income (loss) from operations........................              (3,010)         (1,459)         (29,771)             98
Interest and other income, net(4)....................                 624             219              995             635
Interest expense.....................................                (188)           (148)            (428)           (221)
                                                               ----------      ----------       ----------      ----------
   Income (loss) before provision for income taxes...              (2,574)         (1,388)         (29,204)            512
Provision for income taxes...........................                  --              --               --              --
                                                               ----------      ----------       ----------      ----------
   Net income (loss).................................          $   (2,574)     $   (1,388)      $  (29,204)     $      512
                                                               ==========      ==========       ==========      ==========

Earnings (loss) per share:
   Basic.............................................          $    (0.11)     $    (0.09)      $    (1.32)     $     0.03
                                                               ==========      ==========       ==========      ==========
   Diluted...........................................          $    (0.11)     $    (0.09)      $    (1.32)     $     0.03
                                                               ==========      ==========       ==========      ==========

Weighted average shares outstanding:
   Basic.............................................              22,890          15,048           22,084          14,850
                                                               ==========      ==========       ==========      ==========
   Diluted...........................................              22,890          15,048           22,084          16,297
                                                               ==========      ==========       ==========      ==========

NOTES:

(1) Cost of sales includes the following:
      Retention bonuses accrued......................          $        4      $       --       $       28      $       --
      Compensation expense on stock awards...........                  93              --              120
                                                               ----------      ----------       ----------      ----------
                                                               $       97      $       --       $      148      $       --
                                                               ==========      ==========       ==========      ==========

(2) Research and development expenses includes the
     following:
      Retention bonuses accrued......................          $       --      $       --       $       29      $       --
      Compensation expense on stock awards...........                  --              --              110              --
                                                               ----------      ----------       ----------      ----------
                                                               $       --      $       --       $      139      $       --
                                                               ==========      ==========       ==========      ==========

(3) Selling, general and administrative expenses includes
     the following:
      Retention bonuses accrued......................          $        4      $       --       $       61      $       --
      Compensation expense on stock awards...........                 114              --              246              --
      Direct acquisition costs paid and expensed.....                  --              --              287              --
                                                               ----------      ----------       ----------      ----------

                                                               $      118      $       --       $      594      $       --
                                                               ==========      ==========       ==========      ==========

(4) Interest and other income, net includes the following
      Income from reduction in convertible note due to
        accrual of retention bonuses noted above.....          $        8      $       --       $      118      $       --
      Change in valuation of warrants liability......                 528              --              528              --
                                                               ----------      ----------       ----------      ----------
                                                               $      536      $       --       $      646      $       --
                                                               ==========      ==========       ==========      ==========

                           Verilink Reports Third Quarter 2005 Financial Results
                                                                          Page 4


                              VERILINK CORPORATION
  RECONCILIATION OF GAAP NET INCOME (LOSS) TO PRO FORMA NON-GAAP INCOME (LOSS)
                            (Unaudited, in thousands)

                                                                   Three Months Ended                Nine Months Ended
                                                               --------------------------       --------------------------
                                                                April 1,        April 2,         April 1,        April 2,
                                                                  2005            2004             2005            2004
                                                               ----------      ----------       ----------      ----------
GAAP net income (loss).....................................    $   (2,574)     $   (1,388)      $  (29,204)     $      512
Acquisition-related and other items:........................
   Retention bonuses accrued in connection with XEL
     acquisition, net of impact from reduction in
     convertible notes.....................................            --              --               --              --
   Compensation expense related to stock and restricted
     stock awards..........................................           207              --              476              --
   Amortization of acquired intangible assets..............           645             265            1,901             713
   Impairment charge related to goodwill...................            --              --           19,984
   Restructuring charges...................................           (42)             --              692              --
   Change in valuation of warrants liability...............          (528)             --             (528)
   Direct acquisition costs paid and expensed..............            --              --              287              --
                                                               ----------      ----------       ----------      ----------
Pro forma non-GAAP income (loss)...........................    $   (2,292)     $   (1,123)      $   (6,392)     $    1,225
                                                               ==========      ==========       ==========      ==========


PRO FORMA NON-GAAP ADJUSTMENTS: The pro forma non-GAAP adjustments above are based on our unaudited consolidated statements of operations for the periods shown. These adjustments relate to other intangible assets recorded as the result of the acquisition of TxPort, Inc. in November 1998, the acquisition of the 6000/8000 IAD product line in January 2003, the acquisition of the Miniplex product line in July 2003, the acquisition of XEL Communications, Inc. in February 2004, and the acquisition of Larscom Incorporated in July 2004; compensation expense recorded from stock grants and restricted stock grants awarded following the XEL acquisition; compensation expense related to bonuses to be paid to certain XEL employees after the acquisition, net of impact on convertible notes payable; impairment charge related to goodwill; restructuring charges related to the consolidation of certain operations, administrative, and engineering functions; direct acquisition costs paid and expensed related to the Larscom acquisition; and change in valuation of warrants liability issued in connection with the private placement in March 2005. Verilink has chosen to provide this supplemental information to investors to enable them to perform additional comparisons of operating results and to illustrate the results of on-going operations. Please see previous discussion regarding the use of non-GAAP measures.

                           Verilink Reports Third Quarter 2005 Financial Results
                                                                          Page 5


                              VERILINK CORPORATION
                   GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
                            (Unaudited, in thousands)

                                                                                           April 1,         July 2,
                                                                                             2005             2004
                                                                                          ----------      -----------
                                     ASSETS
Current assets:
   Cash and cash equivalents....................................................          $    4,881      $     3,448
   Restricted cash..............................................................                 333               --
   Accounts receivable, net.....................................................              10,232            7,881
   Inventories, net.............................................................               7,450            6,010
   Other current assets.........................................................                 884              941
                                                                                          ----------      -----------
     Total current assets.......................................................              23,780           18,280
Property held for lease, net....................................................               6,124            6,269
Property, plant and equipment, net..............................................               1,956            1,381
Goodwill                                                                                       5,464            9,887
Other intangible assets, net....................................................              16,048            9,182
Other assets....................................................................                 360            1,139
                                                                                          ----------      -----------
     Total assets...............................................................          $   53,732      $    46,138
                                                                                          ==========      ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities.............................................................          $   24,511      $    15,502
Long-term liabilities...........................................................               6,688            6,262
Stockholders' equity............................................................              22,533           24,374
                                                                                          ----------      -----------
     Total liabilities and stockholders' equity.................................          $   53,732      $    46,138
                                                                                          ==========      ===========

                           Verilink Reports Third Quarter 2005 Financial Results
                                                                          Page 6

                              VERILINK CORPORATION
                             TESTED WORKING CAPITAL
             (AS DEFINED IN THE COMPANY'S SENIOR CONVERTIBLE NOTES)

The terms of the Company's senior convertible notes require the Company to include the amount of its "tested working capital", as defined in the senior convertible notes, in the quarterly announcement of its operating results. At April 1, 2005, tested working capital was $8.24 million, which was greater than the $8 million target level under the terms of the notes. Tested working capital is a non-GAAP financial measure and is NOT provided as a measure of the company's operating performance or liquidity and is not used by the company as a measure of performance or liquidity. Tested working capital is provided herein solely as supplemental information with respect to the special installment payment requirements under the notes. For a description of the tested working capital requirements under the notes, see the company's Current Report on Form 8-K/A, dated April 19, 2005. A reconciliation of non-GAAP tested working capital to GAAP working capital as of April 1, 2005 is set forth below.

  Tested Working Capital:
       Cash and cash equivalents                                     $   4,881
       Accounts receivable, net                                         10,232
       Less: Accounts payable                                           (6,869)
                                                                     ---------
           Tested Working Capital                                        8,244
  Other components of GAAP working capital:
       Restricted cash                                                     333
       Inventories, net                                                  7,450
       Other current assets                                                884
       Less: Current liabilities other than accounts payable           (17,642)
                                                                     ---------

  GAAP working capital (deficit)                                     $    (731)
                                                                     =========